United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      March 7, 2014

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

New York, New York  10019

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01      Regulation FD Disclosure.

As previously reported, on November 14, 2012, Overseas Shipholding Group, Inc. (“OSG” or the “Company”) and certain of its subsidiaries (together with OSG, the “Debtors”) filed voluntary petitions for reorganization under Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

As previously reported, on February 12, 2014, the Debtors entered into a plan support agreement, which was subsequently amended on February 27, 2014 (as amended, the “Plan Support Agreement”) among the Debtors and certain of the lenders (the “Consenting Lenders”) holding an aggregate of approximately 72% of amounts outstanding under the Company’s $1.5 billion credit agreement, dated as of February 9, 2006 (as amended, the “Credit Agreement”). The Plan Support Agreement requires such Consenting Lenders to support and vote in favor of a proposed plan of reorganization of the Debtors (the “Plan”) consistent with the terms and conditions set forth in the term sheet attached as an exhibit to and incorporated into the Plan Support Agreement.

On March 7, 2014, the Debtors filed the Plan with the Bankruptcy Court, together with a disclosure statement describing such Plan, and a motion to approve that disclosure statement and related solicitation procedures (the “Motion”). The disclosure statement is subject to approval by the Bankruptcy Court at a hearing scheduled for April 11, 2014. Upon such approval, the Debtors will solicit acceptances of the Plan and seek its confirmation by the Bankruptcy Court.

The Motion is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/osg. Information set forth on the foregoing web site or filed with the Bankruptcy Court shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

OSG is furnishing this Form 8-K pursuant to Item 7.01, “Regulation FD Disclosure.” The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: March 7, 2014	By	/s/ James I. Edelson
Name: James I. Edelson Title: Senior Vice President, General Counsel and Secretary